United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

March 11, 2021
Date of Report (Date of earliest event reported)

International Seaways, Inc.
(Exact Name of Registrant as Specified in Charter)

001-37836
Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39TH Floor
           New York, New York  10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
8.5% Senior Notes due 2023	INSW - PA	New York Stock Exchange

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On March 11, 2021, International Seaways, Inc. (“INSW” or the “Company”) issued a press release announcing that it had entered into an agreement for the construction of three dual-fuel LNG VLCCs. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K provided under Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed to be incorporated by reference into any registration statement of other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in that filing. By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed by reason of Regulation FD.

Section 8 – Other Events

Item 8.01 Other Events.
On March 11, 2021, International Seaways, Inc. announced that it had entered into an agreement for the construction of three dual-fuel LNG VLCCs. The three vessels will be built by the South Korean shipyard Daewoo Shipbuilding & Marine Engineering Co., Ltd. (“DSME”) and are expected to deliver in 2023. Upon delivery, the three vessels will commence seven-year time charters with a subsidiary of Royal Dutch Shell plc (“Shell”). The Company expects to fund the construction costs with cash and long-term financing.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this Form 8-K.
Exhibit No.	Description
99.1	Press Release dated March 11, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC.
(Registrant)

Date: March 11, 2021	By	/s/ James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 11, 2021.